BYLAWS
OF
ASTICS, INC.
ARTICLE I -OFFICES
1. REGISTERED OFFICE AND AGENT
The registered office and registered agent of the Corporation shall be as set forth in the
Corporation's Certificate of Formation. The registered office or the registered agent may be changed by resolution of the Board of Directors, upon making the appropriate filing with the
Secretary of State.
2. PRINCIPAL OFFICE
The principal office of the Corporation shall be at 703 Plumbridge Ln, Sugar Land, Texas 77479, provided that the Board of Directors shall have the power to change the location of the principal office.
3. OTHER OFFICES
The Corporation may also have other offices at such places, withjn or without the State of Texas, as the Board of Directors may designate, or as the business of the Corporation may require or as may be desirable.
ARTICLE II -SHAREHOLDERS
1. PLACE OF MEETING
Meetings of the shareholders shall be held either at the registered office of the Corporation or at such other place, either within or without the State of Texas, as shall be designated in the notice of the meeting or executed waiver of notice. The Board of Directors may, in its discretion, determine that the meeting may be held solely by means of remote commurucation. Ifauthorized by the Board of Directors, and subject to any guidelines and procedures adopted by the Board of
Directors, shareholders not physically present at a meeting of shareholders, by means of remote commurucation may participate in a meeting of shareholders; and, may be considered present in person and may vote at a meeting of shareholders held at a designated place or held solely by means of remote communication, subject to the conditions imposed by section 6.002(b) of the
Texas Business Organizations Code.
2. ANNUAL MEETING
The annual meeting ofshareholders shall be held on the date and time set by the Board ofDirectors.
The annual meeting may be called by resolution of the Board of Directors or by a writing filed with the Secretary signed either by a majority of the directors or by shareholders owning a maj ority in amount ofthe entire capital stock ofthe Corporation issued and outstanding and entitled to vote at any such meeting.
3. NOTICE OF SHAREHOLDERS' MEETING
Written or printed notice stating the place, day and hour of the meeting, the means ofany remote communications by which shareholders may be considered present and may vote at the meeting, and, in case ofa special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) days nor more than sixty (60) days before the date ofthe meeting, personally, by electronic transmission, or by mail, by or at the direction of the President, the
Secretary, or the officer or person calling the meeting, to each shareholder entitled to vote at such meeting. Ifmailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at the shareholder's address as it appears on the share transfer records of the Corporation, with postage thereon prepaid.
The Corporation shall notify each shareholder, whether or not entitled to vote, of any meeting of shareholders at which a plan ofmerger or exchange is to be submitted for approval in accordance with section 6.051 of the Texas Business Organizations Code. The notice shall be given at least twenty (20) days before the meeting and shall state that the purpose, or one ofthe purposes, ofthe meeting is to consider the plan of merger or exchange and shall contain or be accompanied by a copy or summary of the plan.
Written or printed notice setting forth any proposed amendment to the Certificate of Formation or a summary of the changes to be effected thereby shall be given to each shareholder of record entitled to vote thereon within the time and in the manner provided in the Texas Business
Organizations Code for the giving of notice of meetings of shareholders. If the meeting be an annual meeting, the proposed amendment or such summary may be included in the notice of such annual meeting.
Notice by Electronic Transmission: On consent of a shareholder, notice from the Corporation under any provision of the Texas Business Organizations Code, the Certificate of Formation, or
these Bylaws may be given to the shareholder by electronic transmission. The shareholder may specify the form of electronic transmission to be used to communicate notice. The shareholder may revoke this consent by written notice to the Corporation. The shareholder's consent is deemed to be revoked if the Corporation is unable to deliver by electronic transmission two consecutive notices, and the secretary, assistant secretary, or transfer agent of the Corporation, or another person responsible for delivering notice on behalf of the Corporation knows that delivery of these two electronic transmissions was unsuccessful. The inadvertent failure to treat the unsuccessful transmissions as a revocation of shareholder consent does not invalidate a meeting or other action.
Notice by electronic transmission is deemed given when the notice is: (1) transmitted to a facsimile number provided by the shareholder for the purpose of receiving notice; (2) transmitted to an electronic mail address provided by the shareholder for the purpose ofreceiving notice; (3) posted on an electronic network and a message is sent to the shareholder at the address provided by the shareholder for the purpose of alerting the shareholder of a posting; or (4) communicated to the shareholder by any other form of electronic transmission consented to by the shareholder.

An affidavit ofthe Secretary, Assistant Secretary, transfer agent, or other agent ofthe Corporation that notice has been given by electronic transmission is, in the absence of fraud, prima facie evidence that the notice was given.
4. SPECIAL SHAREHOLDERS' MEETINGS
Special meetings of the shareholders may be called (1) by the President, any Vice President, the
Board of Directors, or (2) by the holders of at least ten (I 0) percent of all the shares entitled to vote at the proposed special meeting, unless the Corporation's Certificate of Formation provides for a number of shares greater than or less than ten (10) percent, in which event special meetings of the shareholders may be called by the holders of at least the percentage of shares so specified in the Certificate of Formation, but in no event shall the Certificate of Formation provide for a number of shares greater than fifty (50) percent. The record date for determining shareholders entitled to call a special meeting is the date the first shareholder signs the notice of that meeting.
Only business within the purpose or purposes described in the notice or executed waiver ofnotice may be conducted at a special meeting of the shareholders.
Any person or persons entitled hereunder to call a special meeting of shareholders may do so only by written request sent by certified mail or delivered in person to the President or Secretary. The officer receiving the written request shall within ten (10) days from the date of its receipt cause notice of the meeting to be given in the manner provided by these Bylaws to all shareholders entitled to vote at the meeting. Ifthe officer does not give notice of the meeting within ten (10)
days after the date ofreceipt ofthe written request, the person or persons calling the meeting may fix the time of meeting and give the notice in the manner provided in these Bylaws. Nothing contained in this section shall be construed as limiting, fixing, or affecting the time or date when a meeting ofshareholders called by action of the Board of Directors may be held.
S. VOTING OF SHARES
Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders, except: (a) to the extent that the Certificate of Formation of the Corporation provides for more or less than one vote per share or (ifand to the extent permitted by the Texas Business Organizations Code) limit or deny voting rights to the holders ofthe shares ofany class or series, or (b) as otherwise provided by the Texas Business Organizations Code.
Shares of its own stock owned by the Corporation or by another domestic or foreign corporation or other entity, if a majority ofthe voting stock or voting interest of the other corporation or other entity is owned or controlled by the Corporation, shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time. Nothing in this section shall be construed as limiting the right of the Corporation or any domestic or foreign corporation or other entity to vote stock, held or controlled by it in a fiduciary capacity, or with respect to which it otherwise exercises voting power in a fiduciary capacity.
Any shareholder may vote either in person or by proxy executed in writing by the shareholder. A telegram, telex, cablegram, or other fo1m of electronic transmission, including telephone transmission, by the shareholder, or a photographic, photostatic, facsimile, or similar reproduction of a writing executed by the shareholder, shall be treated as an execution in writing for purposes of this section. Any electronic transmission must contain or be accompanied by information from which it can be determined that the transmission was authorized by the shareholder. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided in the proxy. A proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest. Proxies coupled with an interest include the appointment as proxy of: (1) a pledgee; (2) a person who purchased or agreed to purchase, or owns or holds an option to purchase, the shares; (3) a creditor ofthe Corporation who extended it credit under terms requiring the appointment; (4) an employee of the Corporation whose employment contract requires the appointment; or (5) a party to a voting agreement created under section 6.252 ofthe Texas Business Organizations Code.
Shareholders are prohibited from cumulating their votes in any election of directors of the
Corporation.
Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the Bylaws ofsuch corporation may authorize or, in the absence ofsuch authorization, as the Board of Directors ofsuch corporation may determine.
Shares held by an administrator, executor, guardian, or conservator may be voted by him or her so long as such shares forming a part ofan estate are in the possession and forming a part ofthe estate being served by him or her, either in person or by proxy, without a transfer of such shares into his or her name. Shares standing in the name ofa trustee may be voted by him or her, either in person or by proxy, but no trustee shall be entitled to vote shares held by him or her without a transfer of such shares into his or her name as trustee.
Shares standing in the name of a receiver may be voted by such a receiver, and shares held by or under the control ofa receiver may be voted by such receiver without the transfer thereof into his or her name if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.
A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred, subject to any agreements containing restrictions on the hypothecation, assignment, pledge or voluntary or involuntary transfer of shares.
With respect to any matter, including the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the Texas Business Organizations Code, the affirmative vote ofthe holders ofsixty percent
(60%) of the shares entitled to vote on, and that voted for or against or expressly abstained with respect to, that matter at a meeting of shareholders at which a quorum is present shall be the act of the shareholders, unless otherniise provided in the Certificate of Formation or these Bylaws.
Any vote may be taken by voice or show of hands unless a shareholder entitled to vote, either in person or by proxy objects, in which case written ballots shall be used.
6. QUORUM OF SHAREHOLDERS

With respect to any meeting of shareholders, a quorum shall be present for any matter to be presented at that meeting if the holders of a majority of the shares entitled to vote at the meeting are represented at the meeting in person or by proxy, unless otherwise provided by law or the
Certificate of Formation. Notwithstanding anything to the contrary in these Bylaws or the
Certificate of Formation, in no event shall a quorum ofthe shareholders consist of less than one third (1/3) of the shares entitled to vote.
Unless otherwise provided in the Certificate of Formation or these Bylaws, once a quorum is present at a meeting of shareholders, the shareholders represented in person or by proxy at the meeting may conduct such business as may be properly brought before the meeting until it is adjourned, and the subsequent withdrawal from the meeting of any shareholder or the refusal of any shareholder represented in person or by proxy to vote shall not affect the presence ofa quorum at the meeting. Unless otherwise provided in the Certificate of Formation or these Bylaws, the shareholders represented in person or by proxy at a meeting of shareholders at which a quorum is not present may adjourn the meeting until such time and to such place as may be determined by a vote ofthe holders ofa majority ofthe shares represented in person or by proxy at that meeting.
7. FIXING RECORD DATES FORMATTERS OTHER THAN CONSENTS TO
ACTION
For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive a distribution by the Corporation
(other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or a share dividend, or in order to make a determination of shareholders for any other proper purpose (other than determining shareholders entitled to consent to action by shareholders proposed to be taken without a meeting ofshareholders), the Board ofDirectors ofthe Corporation may provide that the share transfer records shall be closed for a stated period but not to exceed, in any case, sixty (60) days. Ifthe share transfer records shall be closed for the purpose ofdetermining
shareholders entitled to notice of or to vote at a meeting of shareholders, such records shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the share transfer records, the Bylaws, or in the absence of an applicable bylaw the Board ofDirectors, may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than sixty (60) days and, in the case of a meeting ofshareholders, not less than ten (10) days, prior to the date on which the particular action requiring such determination of shareholders is to be taken. Ifthe share transfer records are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive a distribution (other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or a share dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such distribution or share dividend is adopted, as the case may be, shall be the record date for such determination ofshareholders. When a determination ofshareholders entitled to vote at any meeting ofshareholders has been made as provided in this section, such determination shall apply to any adjournment thereof except where the determination has been made through the closing of the share transfer records and the stated period ofclosing has expired.
8. FIXING RECORD DATES CONSENTS TO ACTION

Unless a record date shall have previously been fixed or determined pursuant to this section, whenever action by shareholders is proposed to be taken by consent in writing without a meeting of shareholders, the Board of Directors may fix a record date for the purpose of determining shareholders entitled to consent to that action, which record date shall not precede, and shall not be more than ten (10) days after, the date upon which the resolution fixing the record date is adopted by the Board ofDirectors. If no record date has been fixed by the Board of Directors and the prior action of the Board of Directors is not required by the Texas Business Organizations
Code, the record date for determining shareholders entitled to consent to action in writing without a meeting shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation as provided in sections 6.202-6.204 of the
Texas Business Organizations Code. Delivery shall be by hand or by certified or registered mail, return receipt requested. Delivery to the Corporation's principal place of business shall be addressed to the President or the principal executive officer of the Corporation. Ifno record date shall have been fixed by the Board of Directors and prior action of the Board of Directors is required by the Texas Business Organizations Code, the record date for determining shareholders entitled to consent to action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts a resolution taking such prior action.
9. VOTING LISTS
The officer or agent having charge ofthe share transfer records for shares ofthe Corporation shall make, at least ten (I0) days before each meeting ofshareholders, a complete list ofthe shareholders entitl ed to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address ofand the number ofshares held by each, which list, for a period often (10) days prior to such meeting, shall be kept on file at the registered office or principal place of business of the
Corporation and shall be subject to inspection by any shareholder at any time during usual business hours. Alternatively, the list of the shareholders may be kept on a reasonably accessible electronic network, if the information required to gain access to the list is provided with the notice of the meeting. This does not require the Corporation to include any electronic contact information of any shareholder on the list. Ifthe Corporation elects to make the list available on an electronic network, the Corporation shall take reasonable steps to ensure that the information is available only to shareholders ofthe Corporation. Such list shall also be produced and kept open at the time and place ofthe meeting and shall be subject to the inspection ofany shareholder during the whole time of the meeting. Ifthe meeting is held by means of remote communication, the list must be open to the examination of any shareholder for the duration of the meeting on a reasonably accessible electronic network, and the information required to access the list must be provided to shareholders with the notice of the meeting. The original share transfer records shall be prima facie evidence as to who are the shareholders entitled to examine such list or transfer records or to vote at any meeting of shareholders. However fai lure to prepare and make the list available in the manner provided above shall not affect the validity of any action taken at the meeting.
10. ACTION BY SHAREHOLDERS WITHOUT MEETING
Any action required by the Texas Business Organizations Code to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, ifa consent or consents in writing, setting forth the action so taken, shall have been signed by the holder or holders ofall the shares entitled to vote with respect to the action that is the subject ofthe consent.

If the Corporation's Certificate of Formation so provides, any action required by the Texas
Business Organizations Code to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, ifa consent or consents in writing, setting forth the action so taken, shall be signed by the holder or lholders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which holders of all shares entitled to vote on the action were present and voted.
Every written consent signed by the holders of less than all the shares entitled to vote with respect to the action that is the subject of the consent shall bear the date of signature of each shareholder who signs the consent. No written consent signed by the holder ofless than all the shares entitled to vote with respect to the action that is the subject of the consent shall be effective to take the action that is the subject of the consent unless, within sixty (60) days after the date of the earliest dated consent delivered to the Corporation in a manner required by these Bylaws, a consent or consents signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take the action that is the subject of the consent are delivered to the Corporation by delivery to its registered office, registered agent, principal place of business, transfer agent, registrar, exchange agent or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of shareholders are recorded. Delivery shall be by hand or certified or registered mail, return receipt requested. Delivery to the Corporation's principal place of business shall be addressed to the President or principal executive officer of the
Corporation.
A telegram, telex, cablegram, or other electronic transmission by a shareholder consenting to an action to be taken is considered to be written, signed, and dated for the purposes of this section if the transmission sets forth or is delivered with information from which the Corporation can determine that the transmission was transmitted by the shareholder and the date on which the shareholder transmitted the transmission. The date oftransmission is the date on which the consent was signed. Consent given by telegram, telex, cablegram, or other electronic transmission may not be considered delivered until the consent is reproduced in paper form and the paper form is delivered to the Corporation at its registered office in this state or its principal place of business, or to an officer or agent of the Corporation having custody of the book in which proceedings of shareholder meetings are recorded. Notwithstanding the preceding paragraph of this section, consent given by telegram, telex, cablegram, or other electronic transmission may be delivered to the principal place of business of the Corporation or to an officer or agent of the Corporation having custody of the book in which proceedings of shareholder meetings are recorded to the extent and in the manner provided by resolution of the Board of Directors of the Corporation.
Any photographic, photostatic, facsimile, or similarly reliable reproduction of a consent in writing
signed by a shareholder may be substituted or used instead of the original writing for any purpose
for which the original writing could be used, if the reproduction is a complete reproduction of the entire original writing.
Prompt notice of the taking of any action by shareholders without a meeting by less than unanimous written consent shall be given to those shareholders who did not consent in writing to the action.

ARTICLE III -DIRECTORS

1. BOARD OF DIRECTORS
To the extent not limited or prohibited by law, the Certificate of Formation or these Bylaws, the powers of the Corporation shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of the Board of Directors of the
Corporation. Directors need not be residents of the State of Texas or shareholders of the
Corporation unless the Certificate ofFormation or these Bylaws so require.
In the discharge of any duty imposed or power conferred upon a director, including as a member of a committee, a director, may in good faith and with ordinary care, rely on information referred!
to in section 21.314 of the Texas Business Organizations Code or information, opinions, reports, or statements, including financial statements and other financial data, concerning the Corporation or another person, that were prepared or presented by: (1) one or more officers or employees of the Corporation; (2) legal counsel, public accountants, investment bankers, or other persons as to matters the director reasonably believes are within the person's professional or expert competence~
or (3) a committee of the Board of Directors ofwhich the director is not a member.
A director is not relying in good faith within the meaning of this section if the director has knowledge concerning the matter in question that makes reliance otherwise permitted by this section unwarranted.
2. NUMBER AND ELECTION OF DIRECTORS
The number ofdirectors shall be two (2) provided that the number may be increased or decreased from time to time by an amendment to these Bylaws or resolution adopted by the Board of
Directors or by the shareholders. No decrease in the number of Directors shall have the effect of shortening the term of any incumbent director.
At the first annual meeting of shareholders and at each annual meeting thereafter, the holders of shares entitled to vote in the election ofdirectors shall elect directors to hold office until the next succeeding annual meeting.
3. REMOVAL
Except as otherwise provided by the Texas Business Organizations Code, these Bylaws or the
Certificate of Formation, at any meeting of shareholders called expressly for that purpose any direct:or or the entire Board of Directors may be removed, with or without cause, by a vote ofthe holders of a majority, of the shares then entitled to vote at an election of directors, subject to any further restrictions on removal that may be contained in the Bylaws. Whenever the holders of any class or series of shares or any such group are entitled to elect one or more directors by the provisions ofthe Certificate ofFormation, only the holders ofshares ofthat class or series or group shall be entitled to vote for or against the removal of any director elected by the holders of shares ofthat class or series or group. Ifthe Certificate of Formation allows cumulative voting and ifless than the entire board is to be removed, no one of the directors may be removed if the votes cast against his or her removal would be sufficient to elect him ifthen cumulatively voted at an election of the entire Board of Directors, or if there be classes of directors, at an election of the class of directors ofwhich he or she is a part. Ifthe directors have been classified as permitted by the Texas
Business Organizations Code, unless the Certificate of Formation otherwise provides, a director may not be removed except for cause.
4. RESIGNATION
A director may resign by providing notice in writing or by electronic transmission of such resignation to the Corporation. The resignation shall be effective upon the date of receipt of the notice of resignation or the date specified in such notice. Acceptance of the resignation shall not be required to make the resignation effective.
5. VACANCIES AND INCREASE IN NUMBER OF DIRECTORS
Any vacancy occurring in the Board ofDirectors may be filled by election at an annual or special meeting of shareholders called for that purpose or may be filled by the affirmative vote of a majority ofthe remaining directors though less than a quorum ofthe Board ofDirectors. A director elected to fill a vacancy shall be elected for the unexpired term ofhis or her predecessor in office.
A directorship to be filled by reason of an increase in the number of directors may be filled by election at an annual or special meeting ofshareholders called for that purpose or may be filled by the Board of Directors for a term of office continuing only until the next election of one or more directors by the shareholders; provided that the Board ofDirectors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders.
Notwithstanding the above, whenever the holders of any class or series of shares or group of classes or series of shares are entitled to elect one or more directors by the provisions of the
Certificate ofFormation, any vacancies in such directorships and any newly created directorships
of such class or series to be filled by reason of an increase in the number ofsuch directors may be
filled by the affirmative vote of a majority of the directors elected by such class or series, or by such group, then in office, or by a sole remaining director so elected, or by the vote ofthe holders
ofthe outstanding shares of such class or series or of such group, and such directorships shall not
in any case be filled by the vote ofthe remaining directors or the holders ofthe outstanding shares
as a whole unless otherwise provided in the Certificate of Formation.
6. ANNUAL MEETING OF DIRECTORS
Immediately following each annual meeting ofshareholders, the Board ofDirectors elected at such meeting shall hold an annual meeting at which they shall elect officers and transact such other business as shall come before the meeting. The time and place ofthe annual meeting ofthe Board
ofDirectors may be changed by resolution ofthe Board ofDirectors.
7. REGULAR MEETING OF DIRECTORS
Regular meetings of the Board of Directors may be held with or without notice at such time and place as may be from time to time determined by the Board of Directors.
8. SPECIAL MEETINGS OF DIRECTORS

The Secretary shall call a special meeting of the Board of Directors whenever requested to do so by the President or by one (1) or more directors. Such special meeting shall be held at the date and time specified in the notice ofmeeting.
9. PLACE OF DIRECTORS' MEETINGS
All meetings ofthe Board ofDirectors shall be held either at the principal office ofthe Corporation or at such other place, either within or without the State ofTexas, as shall be specified in the notice of meeting or executed waiver of notice.
10. NOTICE OF DIRECTORS' MEETINGS
All special meetings of the Board of Directors shall be held upon not less than one day's written notice stating the date, place and hour of meeting delivered to each director either personally or by mail or at the direction ofthe President or the Secretary or the officer or person calling the meeting.
Annual and regular meetings ofthe Board ofDirectors may be held with or without notice.
In any case where all of the directors execute a waiver ofnotice ofthe time and place of meeting, no notice thereof shall be required, and any such meeting shall be held at the time and at the place specified in the waiver of notice. Attendance ofa director at any meeting shall constitute a waiver of notice of such meeting, except where the directors attend a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called or convened.
Neither the business to be transacted at, nor the purpose of, any meeting ofthe Board ofDirectors need be specified in the notice or waiver ofnotice of such meeting.
On consent ofa director, notice ofthe date, time, place, or purpose ofa regular or special meeting ofthe Board ofDirectors may be given to the director by electronic transmission. The director may specify the form of electronic transmission to be used to communicate notice. The director may revoke this consent by written notice to the Corporation. The director's consent is deemed to be revoked if the Corporation is unable to deliver by electronic transmission two consecutive notices and the Secretary ofthe Corporation or other person responsible for delivering the notice on behalf ofthe Corporation knows that the delivery ofthese two electronic transmissions was unsuccessful.
The inadvertent failure to treat the unsuccessful transmissions as a revocation of the director's consent does not invalidate a meeting or other action. An affidavit ofthe Secretary or other agent ofthe Corporation that notice has been given by electronic transmission is, in the absence offraud, prima facie evidence that the notice was given. Notice under this section is deemed given when the notice is: (1) transmitted to a facsimile number provided by the director for the purpose of receiving notice; (2) transmitted to an electronic mail address provided by the director for the purpose of receiving notice; (3) posted on an electronic network and a message is sent to the director at the address provided by the director for the purpose ofalerting the director ofa posting;
or (4) communicated to the director by any other form of electronic transmission consented to by the director.
11. QUORUM OF DIRECTORS

A majority of the number of directors fixed by, or in the manner provided in, the Certificate of
Formation or these Bylaws shall constitute a quorum for the transaction of business unless a different number or portion is required by law or the Certificate of Formation or these Bylaws. In no case may the Corporation's Certificate ofFormation or these Bylaws provide that less than one third of the number of directors so fixed constitute a quorum. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of
Directors, unless the act of a greater number is required by law or the Certificate of
Formation or these Bylaws.
12. COMPENSATION
Directors, as such, shall not receive any stated salary for their services, but by resolution of the
Board ofDirectors a fixed sum and expenses of attendance, if any, may be allowed for attendance at any meeting of the Board or Directors. A director shall not be precluded from serving the
Corporation in any other capacity and receiving compensation for such services. Member of committees may be allowed similar compensation and reimbursement of expenses for attending committee meetings.
13. UNANIMOUS WRITTEN CONSENT OF DIRECTORS OR COMMITTEE
MEMBERS
Unless otherwise restricted by the Certificate of Fonnation or these Bylaws, any action required or permitted to be taken at a meeting of the Board of Directors or any committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members ofthe Board ofDirectors or committee, as the case may be. A telegram, telex, cablegram, or other electronic transmission by a director consenting to an action to be taken and transmitted by a director is considered written, signed, and dated for the purposes of this section if the transmission sets forth or is delivered with information from which the Corporation can determine that the transmission was transmitted by the director and the date on which the director transmitted the transmission. Such consent shall have the same force and effect as a unanimous vote at a meeting.
14. COMMITTEES OF THE BOARD OF DIRECTORS
The Board of Directors may designate from among its members one or more committees, each of which shall be comprised of one or more of its members, and may designate one or more of its members as alternate members ofany committee, who may, subject to any limitations imposed by the Board of Directors, replace absent or disqualified members at any meeting of that committee.
Any such committee, to the extent provided in the resolution of the Board of Directors or in the
Certificate of Formation or the Bylaws, shall have and may exercise all of the authority of the
Board of Directors, subject to the limitations set forth in the Texas Business Organizations Code.
No committee ofthe Board ofDirectors shall have the authority ofthe Board ofDirectors in reference to:
(I) amending the Certificate of Fonnation, except that a committee may, to the extent provided in the resolution designating that committee or in the Certificate of Formation or the

Bylaws, exercise the authority of the Board of Directors vested in it in accordance with section
21.416(c)(l) of the Texas Business Organizations Code;
(2) proposing a reduction of the stated capital of the Corporation in the manner permitted by section 21.253 of the Texas Business Organizations Code;
(3) approving a plan of merger, share exchange, or conversion of the Corporation;
(4) recorrunending to the shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the Corporation otherwise than in the usual and regular course of its business;
(5) recorrunending to the shareholders a voluntary dissolution of the Corporation or a revocation thereof;
(6) amending, altering, or repealing the Bylaws ofthe Corporation or adopting new Bylaws of the Corporation;
(7) filling vacancies in the Board of Directors;
(8) filling vacancies in or designating alternate members of any such committee;
(9) filling any directorship to be filled by reason ofan increase in the number ofdirectors;
(10) electing or removing officers of the Corporation or members or alternate members of any such corrunittee;
(11) fixing the compensation of any member or alternate members of such committee; or
(12) altering or repealing any resolution ofthe Board ofDirectors that by its terms provides that it shall not be so amendable or repealable.
Unless the resolution designating a particular committee, the Certificate of Formation, or the
Bylaws expressly so provide, no committee of the Board of Directors shall have the authority to authorize a distribution or to authorize the issuance of shares ofthe Corporation.
The designation of a committee of the Board of Directors and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.
ARTICLE IV -OFFICERS
1. NUMBER OF OFFICERS
The officers of the Corporation shall consist ofa President and a Secretary, each of whom shall be elected by the Board of Directors at such time and in such manner as may be prescribed by the
Bylaws. Such other officers, including assistant officers, and agents as may be deemed necessary may be elected or appointed by the Board ofDirectors or chosen in such other manner as may be prescribed by these Bylaws. Any two (2) or more offices may be held by the same person.
2. ELECTION OF OFFICERS
All officers shall be elected at the annual meeting of the Board of Directors. Ifany office is not filled at such annual meeting, it may be filled at any subsequent regular or special meeting of the board. The Board of Directors at such annual meeting, or at any subsequent regular or special meeting may also elect or appoint such other officers and assistant officers and agents as may be deemed necessary.
All officers and assistant officers shall be elected to serve until the next annual meeting ofdirectors
(following the next annual meeting ofshareholders) or until their successors are elected; provided, that any officer or assistant officer elected or appointed by the Board ofDirectors may be removed with or without cause at any regular or special meeting ofthe Board of Directors whenever in the judgment ofthe Board ofDirectors the best interests ofthe Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.
Any agent appointed shall serve for such term, not longer than the next annual meeting of the
Board ofDirectors, as shall be specified, subject to like right ofremoval by the Board ofDirectors.
Ifany office becomes vacant for any reason, the vacancy may be filled by the Board ofDirectors.
3. POWERS OF OFFICERS
Each officer shall have, subject to these Bylaws, in addition to the duties and powers specifically set forth herein, such powers and duties as are commonly incident to that office and such duties and powers as the Board ofDirectors shall from time to time designate. All officers shall perform their duties subject to the directions and under the supervision of the Board of Directors. The
President may secure the fidelity of any and all officers by bond or otherwise.
All officers and agents ofthe Corporation, as between themselves and the Corporation, shall have such authority and perform such duties in the management ofthe Corporation as may be provided in these Bylaws, or as may be determined by resolution of the Board of Directors not inconsistent with these Bylaws.
In the discharge of any duty imposed or power conferred upon an officer of the Corporation, the officer may in good faith and ordinary care rely on information, opinions, reports, or statements, including financial statements and other financial data, concerning the Corporation or another person, that were prepared or presented by: (1) one or more other officers or employees of the
Corporation including members ofthe Board ofDirectors; or (2) legal counsel, public accountants, investment bankers, or other persons as to matters the officer reasonably believes are within the person's professional or expert competence.
An officer is not relying in good faith within the meaning of this section if the officer has knowledge concerning the matter in question that makes reliance otherwise permitted by this subsection unwarranted.
4. PRESIDENT

The President shall be the chief executive officer of the Corporation and shall preside at all meetings of all directors and shareholders. Such officer shall see that all orders and resolutions of the board are carried out, subject however, to the right of the directors to delegate specific powers, except such as may be by statute exclusively conferred on the President, or on any other officers of the Corporation.
The President or any Vice-President shall execute bonds, mortgages and other instruments requiring a seal, in the name of the Corporation. When authorized by the board, the President or any Vice-President may affix the seal to any instrument requiring the same, and the seal when so affixed shall be attested by the signature of either the Secretary or an Assistant Secretary. The
President or any Vice-President and Secretary shall sign certificates of stock.
The President shall be ex-officio a member of all standing committees.
The President shall submit a report ofthe operations ofthe Corporation for the year to the directors at their meeting next preceding the annual meeting of the shareholders and to the shareholders at their annual meeting.
5. VICE-PRESIDENTS
The Vice-President, or Vice-Presidents in order of their rank as fixed by the Board of Directors, shall, in the absence or disability of the President, perform the duties and exercise the powers of the President, and they shall perform such other duties as the Board of Directors shall prescribe.
6. THE SECRETARY AND ASSISTANT SECRET ARIES
The Secretary shalI attend all meetings of the Board of Directors and all meetings of the shareholders and shall record all votes and the minutes of all proceedings and shall perform like duties for the standing committees when required. The Secretary shall give or cause to be given notice of all meetings of the shareholders and all meetings of the Board of Directors and shall perform such other duties as may be prescribed by the Board of Directors. The Secretary shall keep in safe custody the seal of the Corporation, and when authorized by the Board of Directors, affix the same to any instrument requiring it, and when so affixed, it shall be attested by the Secretary's signature or by the signature of an Assistant Secretary.
The Assistant Secretaries shall in order of their rank as fixed by the Board of Directors, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary, and they shall perform such other duties as the Board of Directors shall prescribe.
In the absence of the Secretary or an Assistant Secretary, the minutes of all meetings of the board and shareholders shall be recorded by such person as shall be designated by the President or by the Board of Directors.
7. THE TREASURER AND ASSISTANT TREASURERS
The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board ofDirectors.
The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of
Directors, taking proper vouchers for such disbursements. The Treasurer shall keep and maintain the Corporation's books ofaccount and shall render to the President and directors an account ofall of his or her transactions as Treasurer and ofthe financial condition ofthe Corporation and exhibit the books, records and accounts to the President or directors at any time. The Treasurer shall disburse funds for capital expenditures as authorized by the Board of Directors and in accordance with the orders of the President, and present to the President for his or her attention any requests for disbursing funds if in the judgment ofthe Treasurer any such request is not properly authorized.
The Treasurer shall perform such other duties as may be directed by the Board of Directors or by the President.
Ifrequired by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office and for the restoration to the Corporation, in case ofdeath, resignation, retirement or removal from office, of all ibooks, papers, vouchers, money and other property of whatever kind in the incumbent's possession or under the incumbent's control belonging to the Corporation.
The Assistant Treasurers in the order of their seniority shall, in the absence or disability of the
Treasurer, perform the duties and exercise the powers of the Treasurer, and they shall perform such other duties as the Board of Directors shall prescribe.
ARTICLE V -SHARES: STOCK CERTIFICATES, ISSUANCE, TRANSFER, ETC.
1. CERTIFICATES OF STOCK
The Corporation shall deliver certificates representing shares to which shareholders are entitled, or the shares of the Corporation may be uncertificated shares. Unless otherwise provided by the
Certificate of Formation or these Bylaws, the Board of Directors of the Corporation may provide by resolution that some or all of any or all classes and series of its shares shall be uncertificated shares, provided that such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Certificates representing shares shall be signed by such officer or officers as these Bylaws shall prescribe, and may be sealed with the seal of the
Corporation or a facsimile thereof. The signatures ofsuch officer or officers as these Bylaws shall prescribe upon a certificate may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer at the date of its issuance.
In the event the Corporation is authorized to issue shares of more than one class or series, each certificate representing shares issued by the Corporation (1) shall conspicuously set forth on the face or back of the certificate a full statement of all the designations, preferences, limitations, and relative rights ofthe shares ofeach class or series to the ,extent they have been fixed and determined and the authority of the Board of Directors to fix and determine the designations, preferences,

limitations, and relative rights ofsubsequent series; or (2) shall conspicuously state on the face or back of the certificate that (a) such a statement is set forth in the Certificate of Formation on file in the office of the Secretary of State and (b) the Corporation will furnish a copy ofsuch statement to the record holder of the certificate without charge on written request to the Corporation at its principal place of business or registered office.
Each certificate representing shares of the Corporation shall state upon the face thereof:
(1) That the Corporation is organized under the laws ofthis State.
(2) The name of the person to whom issued.
(3) The number and class of shares and the designation of the series, if any, which such certificate represents.
(4) The par value of each share represented by such certificate, or a statement that the shares are without par value.
In accordance with Chapter 8, Business & Commerce Code, the Corporation shall, after the issuance or transfer of uncertificated shares, send to the registered owner of uncertificated shares
a written notice containing the information required to be set forth or stated on certificates pursuant
to the Texas Business Organizations Code. Except as otherwise expressly provided by law, the
rights and obligations of the holders of uncertificated shares and the rights and obligations of the
holders of certificates representing shares of the same class and series shall be identical. No share
shall be issued until the consideration therefor, fixed as provided by law, has been fully paid.
No requirement of the Texas Business Organizations Code with respect to matters to be set forth
on certificates representing shares of the Corporation shall apply to or affect certificates outstanding, when such requirement first becomes applicable to such certificates; but such
requirements shall apply to all certificates thereafter issued whether in connection with an original
issue of shares, a transfer of shares or otherwise.
In the event any restriction on the transfer, or registration ofthe transfer, ofshares shall be imposed
or agreed to by the Corporation, as permitted by the Texas Business Organizations
Code, each
certificate representing shares so restricted (1) shall conspicuously set forth a full or summary
statement ofthe restriction on the face ofthe certificate, or (2) shall set forth such statement on the
back ofthe certificate and conspicuously refer to the same on the face of the certificate, or (3) shall
conspicuously state on the face or back of the certificate that such a restriction exists pursuant to a
specified document and (a) that the Corporation will furnish to the record holder of the certificate
without charge upon written request to the Corporation at its principal place of business
or
registered office a copy of the specified document, or (b) if such document is one required or
permitted to be and has been filed under the Texas Business Organizations Code, that such
specified document is on file in the office of the Secretary ofState and contains a full statement of
such restriction. Unless such document was on file in the office of the Secretary of State at the
time of the request, the Corporation which fails within a reasonable time to furnish the record
holder ofa certificate upon such request and without charge a copy of the specified dlocument shall
not be permitted thereafter to enforce its rights under the restriction imposed on the shares
represented by such. certificate.

2. TRANSFERS OF SHARES & RESTRICTIONS
Upon complying with the share transfer restrictions stated hereunder and upon surrendering to the
Corporation or the transfer agent of the Corporation, a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.
2.1 Restrictions on Transfer of Shares
(a) Except as otherwise provided in Section 2.2, without the unanimous consent of the
Shareholders, no Shareholder shall withdraw from the Corporation, substitute any person in its
stead or sell, exchange, transfer, give, assign, pledge, hypothecate, mortgage or dispose of all
or
any portion of its Ownership Interest; and any such prohibited sale, exchange, transfer, gift, assignment, pledge, hypothecation, mortgage or disposition shall be void.
(b) Notwithstanding anything to the contrary contained herein, without the unanimous consent of the Shareholders, no Shareholder may sell, transfer or assign all or any portion of its
Ownership Interest if such sale, transfer or assignment would otherwise cause the
Corporation to
lose its status as a Sub-Chapter S Corporation for federal income tax purposes.
2.2. Transfers by a Shareholder
(a) Subject to the restrictions of Sections 2.l(b) and 2.7, a Shareholder may transfer, sell or assign all or any portion of its Ownership Interest at any time to a Family Member or
Charity.
The term "Family Member" means:
a.
 Mrunal Desai
 b.
 Y ogesh Thakkar
 c.
 Shareholder of the Corporation

or any descendant, sibling or descendant of a sibling of a person listed in clauses a-e above or any of their spouses.
The term "Charity" means any entity described under Sections 170(c), 2055(a), 2522(a) or
501 ( c )(3) of the Internal Revenue Code of 1986, and as amended.
(b) At any time, a Shareholder (the "Offering Shareholder") may cause the other
Shareholders to either (i) purchase his or her entire Ownership Interest or (ii) sell their entire
Ownership Interests to him or her. The Offering Shareholder shall initiate this process by giving
written notification to the Shareholders of his or her desire to do so. This written notification shall
be irrevocable and shall indicate the price (the "Offering Price") at which the Offering
Shareholder

is willing to purchase or sell Ownership Interests, such Offering Price being expressed per one percent (1%) interest in the Corporation. The other Shareholders shall have thirty (30) days after actual receipt of such offer within which to advise the Offering Shareholder whether or not one or more ofsuch other Shareholders will purchase all ofthe Offering Shareholder's Ownership Interest at the Offering Price. Ifno Shareholder(s) elect within this thirty (30) day period to purchase all the Offering Shareholder's Ownership Interest at the Offering Price, the Offering Shareholder shall have the right to and be obligated to purchase all of the Ownership Interests of all of the other
Shareholders at the Offering Price. The transfer of Ownership Interests under this Section 2.2(b)
shall occur within sixty (60) days from the date of tihe Offering Shareholder's original written notification, at which time the entire Offering Price shall be paid to the Offering Shareholder or by the Offering Shareholder in cash. Ifthe Offering Shareholder is required under this Section
2.2(b) to purchase the other Shareholder's Ownership Interests and if he or she defaults on this obligation, then the other Shareholders shall have the right to purchase (on a prorata basis) fifty percent (50%) ofthe Offering Shareholder's Ownership Interest for one dollar ($1.00).
2.3. Bankruptcy of a Shareholder
Within fifteen (15) days after any Shareholder becomes Bankrupt, such Shareholder or the designee ofsuch Bankrupt Shareholder shall irrevocably offer to sell all ofthe Ownership Interest ofthe Bankrupt Shareholder to the other Shareholders for the price and on the terms and conditions specified in Section 2.6. Ifthe other Shareholders fail to accept the offer to purchase all of the
Ownership Interest ofthe Bankrupt Shareholder within thirty (3 0) days after actual receipt ofsuch offer, then the option to purchase such Ownership Interest shall terminate.
2.4. Death of a Shareholder
Upon the death of a Shareholder, the personal representative of the estate of the deceased
Shareholder shall determine whether one or more Family Members or Charities will receive the deceased Shareholder's Ownership Interest. If all or a portion of the deceased Shareholder's
Ownership Interest would otherwise pass to a person who is not a Family Member or a Charity, the personal representative shall, within one hundred and twenty (120) days after the death of such
Shareholder, irrevocably offer (in a written instrument delivered to the other Shareholders) to sell to the other Shareholders the portion ofthe Ownership Interest ofthe deceased Shareholder which would not pass to a Family Member or a Charity for the price and on the terms and conditions specified in Section 2.6. If the other Shareholders fail to accept the offer to purchase all of the offered Ownership Interest within thirty (30) days after actual receipt ofsuch offer, then the option to purchase such Ownership Interest shall terminate, and the personal representative ofthe estate ofthe deceased Shareholder may proceed to distribute such Ownership Interest in accordance with the terms ofthe deceased Shareholder's Will or as otherwise required by law.
2.5. Death or Divorce of a Spouse of a Shareholder
In the event of the death of any spouse of a Shareholder or in the event of the divorce of a
Shareholder and any spouse of a Shareholder, the Shareholder whose spouse either died or was divorced shall have the right and option to acquire any and all interest in the Shareholder's

Ownership Interest from the divorced spouse or from the estate of the deceased spouse upon the terms and conditions and for the price specified in Section 2.6. Such option may be exercised by the Shareholder by giving written notice to the divorced spouse or the personal representative of the estate of the deceased spouse within one hundred and twenty (120) days after such death or divorce. Ifthe Shareholder fails to exercise such option to purchase the entire Ownership Interest of the divorced spouse or deceased spouse's estate, the divorced spouse or the personal representative of the estate of the deceased spouse shall within fifteen (15) days after the end of such one hundred twenty (120) day period, offer to sell such Ownership Interest to the other
Shareholders for the price and on the terms and conditions specified in Section 2. 6. Ifthe other
Shareholders fail to accept the offer to purchase all of the offered Ownership Interest within thirty
(30) days after actual receipt of such offer, then the option to purchase such Ownership Interest shall terminate.
2.6. Sales Price and Terms of Sale of a Ownership Interest
(a) The sales price of each Ownership Interest to be sold under Sections 2.3, 2.4 or 25 shall be the fair market value of such Ownership Interest. The Shareholder or other person whose
Ownership Interest is to be sold hereunder (the "Seller") and the Shareholder or
Shareholders
purchasing such Ownership Interest (the "Purchaser") shall attempt to agree on the fair market
value of the Ownership Interest to be sold. Ifthe Purchaser and the Seller are unable to agree on
such fair market value within ten (10) days after notice is given by the Purchaser or the
Seller
requesting such an agreement as to fair market value (the date on which such notice is given being
referred to herein as the "Notice Date"), fair market value shall be determined by an independent
certified public accountant or qualified appraiser, selected as follows. Within twenty (20)
days
after the Notice Date, the Purchaser shall designate one certified public accountant or qualified
appraiser and the Seller shall designate another certified public accountant or qualified appraiser.
The two certified public accountants or qualified appraisers shall jointly appoint a third certified
public accountant or qualified appraiser, or if they cannot agree to such appointment within thirty
(30) days after the Notice Date, then the senior sitting Federal District Judge for the
Southern
District of Texas, Houston Division, on active status, acting in a non-judicial capacity, shall appoint such third certified public accountant or qualified appraiser on written request made by
any Shareholder. The third certified public accountant or qualified appraiser shall determine the
fair market value of the Ownership Interest to be sold as provided herein. The fees and expenses
of such third certified public accountant or qualified appraiser shall be borne equally by the
Purchaser and the Seller. Fair market value shall be determined as of a date as near as reasonably
practicable to the date of the occurrence of the event which results in the sale of the
Ownership
Interest hereunder and shall be determined no later than sixty (60) days after the Notice
Date.
(b) At the closing of any sale of an Ownership Interest to be sold on the terms and conditions specified in this Section 2.6, the Seller shall assign and deliver the Ownership
Interest
to the Purchaser, together with such documents of transfer as shall be reasonably requested by the
Purchaser, and the Purchaser shall deliver to the Seller the full consideration therefor. Any transfer
or similar taxes involved in such sale shall be paid by the Seller, and the Seller shall provide the
Purchaser with such evidence of the Seller's authority to sell hereunder and such tax lien waivers
and similar instruments as the Purchaser may reasonably request.

(c) The sales price, if any, of each Ownership Interest to be sold on the terms and conditions specified in this Section 2.6 shall be paid to the Seller by the Purchaser as follows:
(1) an amount equal to at least twenty-five percent (25%) of the aggregate sales price shall be paid to the Seller by the Purchaser in cash or by wire transfer or certified or cashier's check at the closing of the sale; and
(2) the balance of the sale price, if any, shall be paid by the execution and delivery to the Seller by the Purchaser at the closing of the sale of Purchaser's unsecured promissory
note payable to the order of the Seller in an original principal amount equal to any such balance. Said note shall be payable in three (3) equal annual installments of principal
(plus
accrued and unpaid interest) on or before the first through the third anniversary dates of such closing and shall bear interest on the unpaid balance of principal prior to maturity at
a rate of interest equal to the Prime Rate. Said note shall also contain the customary provisions relating to acceleration of maturity in the event of default, interest on past due
installments at the maximum non-usurious rate permitted by law and reimbursement of attorney's fees and court costs.
(d) Ifmore than one Shareholder elects to become a Purchaser under Sections 2.3, 2.4 or 2.5, each purchasing Shareholder shall have the right to purchase the fraction of the
Seller's
Ownership Interest equal to the ratio ofsuch purchasing Shareholder's Sharing Ratio to the
Sharing
Ratios of all other purchasing Shareholders.
2.7. Assignees
(a) The assignee of an Ownership Interest who has not been admitted as a Substituted
Shareholder pursuant to Section 2.8 (even if such assignee is already a Shareholder with respect
to another Ownership Interest) (i) shall have only the right to receive distributions (if and when
made, in the sole discretion of the Shareholders), and profits and losses attributable to the
Shareholder's Ownership Interest which is so transfened; and (ii) in no event shall have the right
to participate in the management or administration of the Corporation business affairs, vote on or
consent to any decisions involving the Corporation or become a Substituted Shareholder except as
may otherwise be provided herein.
(b) The Corporation shall not recognize, for any purpose, any purported sale, assignment or transfer of all or any fraction of the interest of a Shareholder unless the provisions
of this Article have been satisfied, all costs of such assignment have been paid by the assigning
Shareholder, such sale, assignment or transfer is exempt from registration under the
Securities Act
of 1933, as amended, the Texas Securities Act, as amended, and any other applicable state or federal securities act and there is delivered to the Shareholders, upon its request, an opinion of
counsel acceptable to the Shareholders with respect thereto, and there is filed with the
Corporation
a written and dated notification of such sale, assignment or transfer, in form satisfactory to the
Shareholders, executed and acknowledged by both the Seller, assignor or transferor, and the
Purchaser, assignee or transferee and such notification (i) contains the acceptance by the
Purchaser,
assignee or transferee ofand agreement to be bound by all the terms and provisions ofthese
Bylaws
and (ii) represents that such sale, assignment or transfer was made in accordance with all applicable
securities laws and regulations (including suitability standards). Any sale, assignment or transfer

shall be recognized by the Corporation as effective on the date of such notification if the date of such notification is within fifteen (15) days of the date on which such notification is filed with the
Corporation, and otherwise shall be recognized as effective on the date such notification is filed with the Corporation.
(c) Any Shareholder who assigns all its Ownership Interest in the Corporation shall cease to be a Shareholder, except that, unless and until a Substituted Shareholder has been admitted
into the Corporation, such assigning Shareholder shall retain the statutory rights of the assignor of a Shareholder's Interest.
(d) A person who is the assignee of all or any fraction of the Ownership Interest of a
Shareholder, but does not become a Substituted Shareholder, and desires to make a further assignment of such assignee's interest, shall be subject to all the provisions of this Article to the
same extent and in the same manner as any Shareholder desiring to make an assignment of its
Ownership Interest.
(e) An assignee of any Ownership Interest shall receive the federal Form 1099 or K-1
(and all similar state forms) relating to the Ownership ]nterest assigned to the extent required, and
shall report all related income and loss on his or her income tax returns each year as and to the
extent required by applicable law.
2.8 Substituted Shareholders
(a) Except as provided in this Section 2.8Ca), no Shareholder shall have the right to substitute in its place a Purchaser, assignee, transferee, donee, heir, legatee or other recipient ofall
or any portion of the Ownership Interest of such Shareholder. Any such Purchaser, assignee, transferee, donee, legatee, distributee or other recipient of an interest from a Shareholder shall be
admitted to the Corporation as a substituted Shareholder only with the unanimous consent ofthe
Shareholders (even if such recipient is a Shareholder with respect to another Ownership
Interest),
which consent may be granted or withheld by the Shareholders in its sole discretion. Any person
admitted to the Corporation as a Shareholder with the consent of the Shareholders as provided in
the preceding sentence shall be a "Substituted Shareholder" and shall have the rights of a
Shareholder.
(b) No person shall become a Substituted Shareholder until such person has satisfied the requirements of this Article; provided, however, that for the purpose of allocating
Profits,
Losses and other items, and distributing cash available for distribution, a person shall be treated as
having become, and as appearing in the records of the Corporation as, a Shareholder on such date
as the sale, assignment or transfer to such person was recognized by the Corporation pursuant to
Section 2.7. Ifa person is not admitted as a Substituted Shareholder under this Section 2.8, such
persons shall be an "assignee" and shall have only limited rights and interests as stated in
Section
2.7 above.
2.9. Additional Shareholders

Persons shall be admitted as Additional Shareholders to the Corporation only with the unanimous consent ofthe Shareholders.
3. REGISTERED SHAREHOLDERS
Unless otherwise provided in the Texas Business Organizations Code, and subject to the provisions of Chapter 8-Investment Securities ofthe Business & Commerce Code:
(1) The Corporation may regard the person in whose name any shares issued by the
Corporation are registered in the share transfer records of the Corporation at any particular time
(including, without limitation, as of a record date fixed pursuant to these Bylaws) as the owner of
those shares at that time for purposes of voting those shares, receiving distributions thereon
or
notices in respect thereof, transferring those shares, exercising rights of dissent with respect to
those shares, exercising or waiving any preemptive right with respect to those shares, entering into
agreements with respect to those shares in accordance with sections 21.210-21.213 or
6.251-6.252
ofthe Texas Business Organizations Code, or giving proxies with respect to those shares; and
(2) Neither the Corporation nor any of its officers, directors, employees, or agents shall be
liable for regarding that person as the owner of those shares at that time for those purposes,
regardless of whether that person does not possess a certificate for those shares
4. LOST CERTIFICATES
The Board of Directors may direct a new certificate or certificates to be issued in place of any
certificate or certificates theretofore issued by the Corporation aUeged to have been lost
or
destroyed, upon the making of an affidavit ofthat fact by the person claiming the certificate to be
lost. When authorizing such issue of a new certificate or certificates, the Board of
Directors in its
discretion and as a condition precedent to the issuance thereof, may require the owner ofsuch lost
or destroyed certificate or certificates or his or her legal representative to advertise the same in
such manner as it shall require or to give the Corporation a bond with surety and inform satisfactory
to the Corporation (which bond shall also name the Corporation's transfer agents and registrars, if
any, as obligees) in such sum as it may direct as indemnity against any claim that may be made
against the Corporation or other obligees with respect to the certificate alleged to have been lost
or destroyed, or to advertise and also give such bond.
ARTICLE VI -DIVIDEND AND DISTRIBUTIONS
1. DECLARATION
The Board of Directors may declare at any annual, regular or special meeting of the
Board of
Directors and the Corporation may pay, dividends on the outstanding shares in cash, property or
in the shares of the Corporation to the extent permitted by, and subject to the provisions of, the
laws ofthe State ofTexas.
2. RESERVES

The Board of Directors may by resolution, create a reserve or reserves out of the Corporation's surplus or designate or allocate any part or all ofthe Corporation's surplus in any manner for any proper purpose or purposes, including but not limited to creating a reserve fund to meet contingencies or for equalizing dividends or for repairing or maintaining any property of the
Corporation, and may increase, decrease, or abolish any such reserve, designation, or allocation in the same manner.
ARTICLE VII -INDEMNIFICATION AND INSURANCE
1. INDEMNIFICATION
As provided in the Certificate ofFormation, the Corporation shall have the full power to indemnify
(to the full extent permitted by applicable law) and advance expenses pursuant to the provisions of the Texas Business Organizations Code.
2. INSURANCE
The Corporation may purchase and maintain insurance or another arrangement on behalf of any person who is or was a director, officer, employee, or agent of the Corporation or who is or was serving at the request ofthe Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, employee benefit plan, other enterprise, or other entity, against any liability asserted against him or her and incurred by him or her in such a capacity or arising out ofhis or her status as such a person, whether or not the Corporation would have the power to indemnify him or her against that liability. Ifthe insurance or other arrangement is with a person or entity that is not regularly engaged in the business of providing insurance coverage, the insurance or arrangement may provide for payment of a liability with respect to which the Corporation would not have the power to indemnify the person only ifincluding coverage for the additional liability has been approved by the shareholders ofthe Corporation. Without limiting the power ofthe Corporation to procure or maintain any kind of insurance or other arrangement, the Corporation may, for the benefit of persons indemnified by the Corporation, (1) create a trust fund; (2) establish any form of self-insurance; (3) secure its indemnity obligation by grant of a security interest or other lien on the assets of the Corporation;
or (4) establish a letter of credit, guaranty, or surety arrangement. The insurance or other arrangement may be procured, maintained, or established within the Corporation or with any insurer or other person deemed appropriate by the Board of Directors regardless ofwhether all or part ofthe stock or other securities ofthe insurer or other person are owned in whole or part by the
Corporation. In the absence of fraud, the judgment of the Board of Directors as to the terms and conditions of the insurance or other arrangement and the identity of the insurer or other person participating in an arrangement shall be conclusive and the insurance or arrangement shall not be voidable and shall not subject the directors approving the insurance or arrangement to liability, on any ground, regardless of whether directors participating in the approval are beneficiaries of the insurance or arrangement.
ARTICLE VIII -MISCELLANEOUS

1. INFORMAL ACTION
Any action required to be taken or which may be taken at a meeting of the shareholders, directors or members of a Board of Directors' committee, may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by all of the shareholders, directors, or members of a Board of Directors' committee, as the case may be, entitled to vote with respect to the subject matter thereof.
A telegram, telex, cablegram, or other electronic transmission by a shareholder, director or member of a Board of Directors' committee consenting to an action to be taken and transmitted by a shareholder, director or member of a Board of Directors' committee is considered written, signed, and dated for the purposes of this article if the transmission sets forth or is delivered with information from which the Corporation can determine that the transmission was transmitted by the shareholder, director or member of a Board of Directors' committee and the date on which the shareholder, director or member of a Board of Directors' committee transmitted the transmission.
Such consent shall have the same force and effect as a unanimous vote at a meeting, and may be stated as such in any document or instrument filed with the Secretary of State.
2. WAIVER OF NOTICE
Whenever any notice is required to be given to any shareholder or director of the Corporation under the provisions of the Texas Business Organizations Code or under the provisions of the
Certificate of Formation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice.
3. USE OF ELECTRONIC TRANSMISSION
The Corporation is authorized to use "electronic transmissions" as defined in the Texas Business
Organizations Code and to the full extent thereby permitted, including, but not limited to the purposes of notices, proxies, waivers, resignations and any other purpose for which electronic transmissions are permitted.
"Electronic transmission" means a form of communication that: (a) does not directly involve the physical transmission of paper; (b) creates a record that may be retained, retrieved, and reviewed by the recipient; and (c) may be directly reproduced in paper form by the recipient through an automated process.
4. MEETINGS BY TELEPHONE CONFERENCE, OR BY ELECTRONIC OR
OTHER REMOTE COMMUNICATIONS TECHNOLOGY
Subject to the provisions for notice required by these Bylaws and the Texas Business
Organizations Code for notice ofmeetings, directors and shareholders may participate in and hold a meeting by means of conference telephone or similar communications equipment, the Internet,

or any combination thereof, by which all persons participating in the meeting can communicate with each other. Or, another suitable electronic communications system may be used including videoconferencing technology, but only if, each director or shareholder entitled to participate in the meeting consents to the meeting being held by means ofthat system and the system provides access to the meeting in a manner or using a method by which each director and shareholder participating in the meeting can communicate concurrently with each other participant.
Participation in such meeting shall constitute attendance and presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.
5. SEAL
The Corporation may adopt a corporate seal in such form as the Board ofDirectors may determine.
The Corporation shall not be required to use the corporate seal and the lack of the corporate seal shall not affect an otherwise valid contract or other instrument executed by the Corporation.
6. CHECKS, DRAFTS, ETC.
All checks, drafts or other instruments for payment ofmoney or notes of the Corporation shall be signed by such officer or officers or such other person or persons as shall be determined from time
to time by Resolution of the Board of Directors.
7. FISCAL YEAR
The fiscal year of the Corporation shall begin on January 1 and end on December 31, provided that
the initial fiscal year of the Business Corporation shall begin as of the date hereof.
8. ARBITRATION
Each Shareholder hereby agrees not to file any suit or institute any legal proceeding against the
Corporation or any other Shareholder relating to any Corporate matters. Ifany Shareholder violates
this provision, the Corporation shall have the right to purchase such Shareholder's entire
Ownership Interest for one dollar ($.001 ). Instead, if any Shareholder objects to any Corporate matter, he or she may request that the issue be submitted to the Shareholders for arbitration. In such instance, the Shareholders shall appoint three (3) Family Members to arbitrate the dispute.
The decision ofa majority ofthe three (3) Family Members shall be binding and conclusive.
The term "Family Member" means:
a Mrunal Desai
h. Y ogesh Thakkar
c. Shareholder ofthe Corporation

or any descendant, sibling or descendant of a sibling of a person listed in clauses a-d above or any oftheir spouses.